EXHIBIT 32(b)

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. § 1350

In connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, of Citizens Holding Company (the “Company”), as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, Phillip R. Branch, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 15, 2023	/s/ Phillip R. Branch
Phillip R. Branch
Treasurer and Chief Financial Officer